STANDSTILL AGREEMENT

     This STANDSTILL AGREEMENT, dated as of January 27, 2004 (this "Standstill Agreement"), is by and among Atlantic Realty Trust, a Maryland real estate investment trust ("ART"), on the one hand, and High Rise Capital Management, L.P., a Delaware limited partnership ("HRCM"), High Rise Capital Advisors, L.L.C., a Delaware limited liability company ("HRCA"), Bridge Realty Advisors, L.L.C., a Delaware limited liability company("Bridge"), Zankel Management GP, L.L.C., a Delaware limited liability company ("Zankel Management"), Cedar Bridge Realty Fund, L.P., a Delaware limited partnership ("Cedar Bridge Realty"), Cedar Bridge Institutional Fund, L.P., a Delaware limited partnership ("Cedar Bridge Institutional"), Arthur Zankel ("Zankel") and David O'Connor ("O'Connor"), on the other hand (each of HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty, Cedar Bridge Institutional, Zankel and O'Connor are referred to herein, collectively, as "High Rise").

                                    RECITALS:
                                    --------
     WHEREAS, High Rise has filed a Schedule 13G, as amended, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Securities and Exchange Commission, indicating High Rise's ownership of common shares of beneficial interest, par value $.01 per share, of ART (the "Shares");

     WHEREAS, ART's charter limits the number of Shares that may be owned, actually or constructively pursuant to the attribution rules set forth in
Section 544 of the Internal Revenue Code of 1986, as amended (the "Code"), as such rules are modified by Section 856(h) of the Code or in Section 318(a) of the Code and as such rules are modified by Section 856(d)(5) of the Code (actual or constructive ownership of stock pursuant to such attribution rules is hereinafter referred to as "Constructive Ownership," and the terms "Constructively Own" and "Constructive Owner" shall have the correlative meanings) by any person to 9.8% of the total number of Shares that are issued and outstanding (the "Excess Share Provisions"). All Shares Constructively Owned by any of HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty, Cedar Bridge Institutional, Zankel or O'Connor that exceed, in the aggregate, 9.8% of the total number of Shares that are issued and outstanding are referred to herein as "Excess Shares";

     WHEREAS, under the Charter, the Excess Shares are automatically transferred to a charitable trust to be held for sale unless ART's Board of Trustees, in accordance with the Excess Share Provisions, grants an exception to such ownership limit provisions with respect to the Excess Shares (a "Waiver");

     WHEREAS, ART, acting through its Board of Trustees, has agreed to grant an Excess Shares Waiver on the condition that High Rise enter into this Standstill Agreement and High Rise has agreed to comply with this condition.

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     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Standstill.
        ----------

     (a) General Standstill. High Rise hereby agrees that they shall not, and they shall cause their Affiliated Persons (as defined below) not to directly or indirectly through an Affiliated Person, unless specifically requested in writing in advance by the ART board of trustees:

          (i) acquire, agree to acquire, or make a public offer or proposal to acquire, in any manner, directly or indirectly through an Affiliated Person, ownership or control of

               (A) any securities of ART ("Restricted Securities") in excess of 14.2% of the total number of shares that are issued and outstanding, or

               (B) any subsidiary or any assets or properties of ART or any subsidiary or division thereof, including by way of any fundamental transaction with ART, such as a tender offer, business combination, merger or other consolidation,

         (ii) make any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote any voting securities of ART,

         (iii) form or join a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the provisions of this Section 1, other than a group consisting solely of two or more of HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty, Cedar Bridge Institutional, Zankel, O'Connor and any Affiliated Persons, and

         (iv) disclose any intention, plan or arrangement inconsistent with the provisions of this Section 1.

The provisions of this Section 1 are referred to in this Standstill Agreement, collectively, as "Restricted Activities". Notwithstanding the foregoing, nothing in this Section 1 shall prohibit High Rise or its Affiliated Persons from making a proposal to acquire any asset or property that ART announces an intention to sell or is soliciting acquisition proposals from third parties.

          (b) Voting Rights. Subject to the terms of this Standstill
Agreement, High Rise may vote its shareholdings of ART in its sole and absolute discretion; provided, however, High Rise shall vote any Excess Shares in accordance with the recommendation of the ART board of trustees.

          (c) "Affiliated Person" shall mean, for the purposes of this Standstill Agreement, (i) any corporation, limited liability company or partnership of which HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty, Cedar Bridge Institutional, Zankel or O'Connor,

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individually or in the aggregate, own a majority of the voting securities (or, in the case of a limited liability company or partnership, a majority of the economic interest or limited partnership interests, respectively) or serve as a managing member or general partner, (ii) Zankel's spouse, and any relative of Zankel or his spouse who has the same home as Zankel and any trust in which Zankel or his spouse has a substantial beneficial interest or as to which Zankel serves as trustee or in a similar fiduciary capacity and (iii) O'Connor's spouse, and any relative of O'Connor or his spouse who has the same home as O'Connor and any trust in which O'Connor or his spouse has a substantial beneficial interest or as to which O'Connor serves as trustee or in a similar fiduciary capacity.

     2. Release. High Rise, on behalf of themselves and for each of their heirs, executors, administrators, successors, and/or assigns (collectively, the "High Rise Releasor"), hereby remises, releases, and forever discharges each of ART, their direct and indirect subsidiaries, shareholders, affiliates, subdivisions, predecessors, successors or assigns, and their present and former directors, officers, employees, agents and attorneys and their heirs, executors, administrators, successors, and assignees (collectively, the "ART Releasees"), and each of them, of and from any and all claims, demands, or causes of action whatsoever from the beginning of the world to the date present, whether individual, class or derivative in nature, at law or in equity, whether based on any federal, state, or foreign law or right of action, foreseen or unforeseen matured or unmatured, know or unknown, accrued or not accrued, which the High Rise Releasor has, had or have or can, shall, or may hereafter have against the ART Releasees, or any of them, alleged or which could have been alleged or arising out of or relating to the settlement and actions taken by ART and its Board of Directors relating to the tax agreement dated May 10, 1996 by and between Ramco- Gershenson Properties Trust (together with its subsidiaries, "RPT") or any amounts paid by ART to RPT or to the Internal Revenue Service pursuant to its obligations under such agreement; provided, however, that this release shall be ineffective with respect to each ART Releasee if any person whose vote was required to approve such decision received or stands to receive, directly or indirectly, any benefit as a result thereof other than his or her pro rata benefit as a securityholder of RPT.

     3. Waiver. High Rise acknowledges its understanding that, as set forth in the Recitals to this Standstill Agreement, ownership of the Shares is subject to the Excess Share Provisions. Subject to the terms and conditions of this Standstill Agreement, ART grants (i) to Cedar Bridge Realty and Cedar Bridge Institutional a Waiver with respect to the Excess Shares held directly and Constructively Owned by them and (ii) to HRCM, HRCA, Bridge, Zankel Management, Zankel and O'Connor a Waiver with respect to the Excess Shares Constructively Owned by them in respect of the direct ownership of Shares by Cedar Bridge Realty and Cedar Bridge Institutional. Notwithstanding the foregoing, the Waivers granted herein shall be effective only with respect to Excess Shares that in the aggregate do not exceed 4.4% of the total number of Shares that are currently issued and outstanding. High Rise understands and agrees that ART's grant of the Waivers herein is conditioned upon the continuing accuracy of the representations and warranties set forth in Section 4 of this Standstill Agreement and upon such Waiver otherwise not causing ART to fail to qualify as a REIT for income tax purposes, and High Rise further understands and agrees that, subject to the Waiver, if any such Excess Share Provisions are hereafter violated by it or if any of such representations and warranties cease to be true (determined without qualifications of knowledge or best knowledge), the Excess Shares may

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


be automatically transferred to a trust for the benefit of a charitable beneficiary (as set forth in the Excess Share Provisions) and that, if so transferred, the applicable shareholder's ownership rights in such Excess Shares will be terminated. ART agrees that the remedies provided in its charter shall be the sole remedies available to ART in the event that any of the representations and warranties of High Rise set forth in Section 4 of this Standstill Agreement ceased to be true (determined without qualifications of knowledge or best knowledge) or the ownership of Shares by High Rise otherwise would violate any of the restrictions set forth in ART's charter.

     4. Representations and Warranties of High Rise. High Rise hereby jointly and severally represents and warrants to, and agrees with, ART as follows:

     (a) Capacity; Enforceability. Each of the High Rise persons executing this Standstill Agreement has full capacity and authority, and limited partnership or limited liability company authority and capacity, as the case may be, to execute and deliver this Standstill Agreement. This Standstill Agreement has been duly and validly executed and delivered by and on behalf of each of them and constitutes a valid obligation of each of them, enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (b) No Conflict. The performance of this Standstill Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under:

               (i) the certificate of formation or limited partnership agreement of HRCM, Cedar Bridge Realty or Cedar Bridge Institutional,

               (ii) the certificate of formation or limited liability company agreement of HRCA, Bridge or Zankel Management,

               (iii) any contract or other agreement or instrument to which High Rise is a party or by which High Rise is bound, the breach of which would have a material adverse effect on ART or High Rise, or

                (iv) any law, order, rule, regulation, writ, injunction or decree applicable to High Rise.

     (c) Governmental Approvals. No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, is required to be obtained or made by High Rise in connection with the execution, delivery and performance of this Standstill Agreement or the consummation of the transactions contemplated hereby.

     (d) Excess Ownership. HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty and Cedar Bridge Institutional are limited liability companies or limited partnerships, as the case may be, and, to the best of High Rise's knowledge (after due

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investigation), no person or entity which would be treated as an individual for purposes of Section 542(a)(2) of the Code, as modified by Section 856(h) of the Code, would Constructively Own in excess of 9.8% of the value of ART if HRCM, HRCA, Bridge, Zankel Management, Cedar Bridge Realty or Cedar Bridge Institutional were to acquire the Excess Shares pursuant to the Waiver.

     (e) Update of Representations. At the reasonable request of ART from time to time, High Rise will update its representations to ART set forth in Section 4(d).

     (f) Related Tenants Rent. ART has provided to High Rise an accurate list of its and its subsidiaries current tenants and, to the knowledge of High Rise, the amount of annualized rents payable to ART or to its subsidiaries by all such tenants of ART or its subsidiaries in which High Rise owns 10 percent or more of the stock or other ownership interest computed in accordance with the attribution rules of Code Section 318(a), as modified by Code Section 856(d)(5) ("Related Tenants") (such as to exclude such rents from the term "rents from real property" by reason of Section 856(d)(2)(B) of the Code) do not exceed $25,000. At the reasonable request of ART from time to time and upon receipt by High Rise of a current list of ART's and its subsidiaries tenants, High Rise will update its representation with respect to its then ownership interests (if any) in such tenants of ART or its subsidiaries and provide ART with such information concerning rents payable by Related Tenants as ART may reasonably request in connection with maintaining ART's status as a REIT.

     5. Representations and Warranties of ART. ART hereby represents and warrants to, and agrees with, High Rise as follows:

     (a) Capacity; Enforceability. ART has full trust authority and capacity to execute and deliver this Standstill Agreement. This Standstill Agreement has been duly and validly executed and delivered by and on behalf of ART and constitutes a valid obligation of ART, enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (b) No Conflict. The performance of this Standstill Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under:

         (i)    the Amended and Restated Declaration of Trust of ART,

         (ii)   the by-laws of ART,

         (iii) any contract or other agreement or instrument to which ART is a party or by which ART is bound, the breach of which would have a material adverse effect on ART or High Rise, or

          (iv) any law, order, rule, regulation, writ, injunction or decree applicable to ART.

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


     (c) Governmental Approvals. No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, is required to be obtained or made by ART in connection with the execution, delivery and performance of this Standstill Agreement or the consummation of the transactions contemplated hereby.

     6. Miscellaneous Provisions.
        ------------------------

     (a) Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered

         (i) the day following dispatch to an overnight courier service (such as Federal Express or UPS) or

         (ii) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

                         If to High Rise addressed to:

                         Ms. Alissa R. Fox
                         Chief Financial Officer
                         High Rise Capital Management, L.P.
                         535 Madison Avenue, 26th Floor
                         New York, NY  10022

                         If to ART addressed to:

                         Mr. Joel M. Pashcow
                         Atlantic Realty Trust
                         747 Third Avenue, 10th Floor
                         New York, New York  10017

                         With a copy to:

                         Peter M. Fass, Esq.
                         Proskauer Rose LLP
                         1585 Broadway
                         New York, New York  10036

     (b) Amendment and Modification. This Standstill Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto.

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


     (c) Waiver. No party may waive any right hereunder except pursuant to a written instrument signed by the party against whom such waiver is to be enforced. No waiver of or delay in exercising any right hereunder shall operate as a waiver of any right hereunder.

     (d) Governing Law. This Standstill Agreement shall be governed by the laws of the State of New York, without regard to the conflicts of law principles thereof. The parties hereby consent to personal jurisdiction in respect of any action arising under or in connection with this Standstill Agreement instituted in the United States District Court for the Southern District of New York or the courts of the State of New York and to service of process upon them in the manner set forth in subsection (a) above.

     (e) Assignment. This Standstill Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the written consent of all other parties hereto.

     (f) Counterparts. This Standstill Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Section Headings. The section headings contained in this Standstill Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Standstill Agreement. All references in this Standstill Agreement to Sections are to sections of this Standstill Agreement, unless otherwise indicated.

     (h) Entire Agreement. This Standstill Agreement and the other writings, documents, certificates, instruments and agreements specifically identified herein contain the entire agreement between the parties with respect to the transactions contemplated herein and supersede all previous written and oral negotiations, commitments and understandings by or among any of the parties hereto with respect to any of the matters contemplated under this Standstill Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.

     (i) Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Standstill Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Standstill Agreement, including any provision, in any other jurisdiction, it being intended that all rights and obligations of the parities hereunder shall be enforceable to the fullest extent permitted by law; provided, however, that if the Waiver is finally determined by a court of appropriate jurisdiction to be invalid or unenforceable, this Agreement shall terminate.

     (j) Execution. Facsimiles of executed copies of this Standstill Agreement shall constitute originals of this Standstill Agreement.

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


     (k) No Third Party Beneficiaries. Nothing contained in this Standstill Agreement shall be deemed to confer rights on any person or to indicate that this Standstill Agreement has been entered into for the benefit of any person, other than the parties hereto.

     (l) Binding Effects. This Standstill Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

     (m) Waiver of Compliance. Any failure of any of the parties to comply with any obligation, covenant, agreement, or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure.

     (n) Further Assurances. The parties to this Standstill Agreement, without further consideration, use all reasonable efforts to execute and deliver such additional documents and take such other action as any party may reasonably request to carry out the intent of this Standstill Agreement and the transactions contemplated hereby.

     (o) Equitable Principles. The parties acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Standstill Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction to prevent any breach of the provisions of this Standstill Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity.

     (p) Public Releases and Announcements. High Rise agrees that it shall provide to ART advance copies of, or, in the case of oral announcements, advance notice of, any public release or announcement concerning ART to be issued, released or made by High Rise, in each case, at least one business day prior to such release or announcement.

     (q) Termination. This Agreement shall terminate upon the earlier of the following:

         (i)    As set forth in Section 6(i); and

         (ii) Upon reduction of High Rise's Constructive Ownership of Shares to or below 9.8% of the total number of Shares issued and outstanding.

     7. Effect of Termination. In the event of the termination of this Agreement as set forth in Section 6(q), High Rise shall then immediately become subject to all rules and restrictions regarding the ownership of Shares, including, without limitation, the limitations set forth in the organization documents of ART.

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


     IN WITNESS WHEREOF, the undersigned have executed this Standstill Agreement, on the date first written above.

                          HIGH RISE CAPITAL MANAGEMENT, L.P.

                          By Zankel Management GP, L.L.C., its general partner


                          By __________________________
                                 Name:
                                 Title:

                          HIGH RISE CAPITAL ADVISORS, L.L.C.


                          By __________________________
                                 Name:
                                 Title:

                          BRIDGE REALTY ADVISORS, L.L.C.


                          By __________________________
                                 Name:
                                 Title:

                          ZANKEL MANAGEMENT GP, L.L.C.


                          By __________________________
                                 Name:
                                 Title:

                          CEDAR BRIDGE REALTY FUND, L.P.

                          By Bridge Realty Advisors, L.L.C., its general partner


                          By __________________________
                                 Name:
                                 Title:

                          CEDAR BRIDGE INSTITUTIONAL FUND, L.P.

                          By Bridge Realty Advisors, L.L.C., its general partner




                          By __________________________
                                 Name:
                                 Title:


                          _____________________________
                          ARTHUR ZANKEL


                          _____________________________
                          DAVID O'CONNOR



                          ATLANTIC REALTY TRUST


                          By __________________________
                                 Name:
                                 Title:

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